SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 8, 2001 (February 5,
2001)

                           SAZTEC INTERNATIONAL, INC.

          CALIFORNIA                  000-15353               33-0178457
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(State or other jurisdiction of      (Commission           (IRS Employer
incorporation)                       File Number)         Identification No.)


900 Middlesex Turnpike Building 5, Billerica, MA 01821-3929
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(Address of Principal Executive Offices)


(978) 901-9600
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(Registrant's Telephone Number, Including Area Code)



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(Former name or former address, if changed since last report)

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Item 5. Other Events.

In a press release dated February 5, 2001, Saztec International, Inc. announced that its subsidiary Saztec Europe Limited has filed a petition for liquidation in Scotland. To be wound up by the court pursuant to Section 122(a) of the Insolvency Act 1986 U.K.

Item 7. Exhibits.

Exhibit 99, Press Release dated February 5, 2001.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              SAZTEC INTERNATIONAL, INC.


Date: February 8, 2001                        By: /s/ Richard J. Orlando
                                                 -------------------------------
                                                  Title: President and CEO

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                                 EXHIBIT INDEX

EXHIBIT              DESCRIPTION
-------              -----------
  99                 Press Release dated February 5, 2001.